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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 2, 1997


                         First Union Direct Bank, N.A.
      (Successor to the First Union National Bank of Georgia as Originator
                 of the First Union Master Credit Card Trust)
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             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust
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
                   United States                                33-98546                             56-2017017
            ----------------------------              ------------------------                    --------------
 (State or Other Jurisdiction of Incorporation)       (Commission File Number)                    (IRS Employer
                                                                                                  Identification Number)


                               600 Broad Street
                              Augusta, Georgia                                                      30903
                    -------------------------------------                                        ----------
                   (Address of Principal Executive Office)                                       (Zip Code)

Registrant's telephone number, including area code (706) 823-2580


                                         N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.          Not Applicable.

Item 2.          Not Applicable.

Item 3.          Not Applicable.

Item 4.          Not Applicable.

Item 5. Effective June 2, 1997, First Union Direct Bank, N.A. acquired substantially all of the assets of First Union National Bank of Georgia. In connection with such acquisition, First Union Direct Bank, N.A. assumed, pursuant to Sections 7.02 and 8.02 of the Pooling and Servicing Agreement dated as of September 29, 1995 (as amended, the "Pooling and Servicing Agreement") by and between First Union National Bank of Georgia, as transferor and as servicer, (in such capacities, the "Transferor" and "Servicer," respectively) and the Bank of New York, as trustee, all the obligations and benefits of the Transferor and the Servicer, as applicable. In addition, pursuant to Rule 12g-3 of the Securities Exchange Act of 1934, as amended, First Union Direct Bank, N.A. has become a successor to the First Union National Bank of Georgia as Originator of the First Union Master Credit Card Trust.

Item 6.          Not Applicable.

Item 7.          Not Applicable.

Item 8.          Not Applicable.

Item 9.          Not Applicable.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         FIRST UNION DIRECT BANK, N.A.,
                                           ON BEHALF OF THE
                                           FIRST UNION MASTER CREDIT
                                           CARD TRUST



                                         By: /s/ James H. Gilbraith II
                                            ----------------------------
                                            Name: James H. Gilbraith II
                                            Title: Vice President and
                                                      Managing Director





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